Protective Investment Company
                      Supplement dated September 29, 2000
                        to Prospectus dated May 1, 2000

                        Protective Small Cap Value Fund

The first and third paragraphs about the Protective Small Cap Value Fund under the caption "Principal Investment Strategies" section of the Prospectus are revised as follows:

"The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (currently between $20 million and $3 billion). Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, consistent with its investment objective, continue to hold the security."

"Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations."

Management of the Funds

The information with respect to the Quantitative Equity Team (CORE U.S. Equity
Fund) under the caption "Management of the Funds" is amended to delete
Kent A. Clark.